UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 30, 2018
(Date of report; date of
earliest event reported)

Commission file number: 1-33026

COMMVAULT SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	22-3447504
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1 Commvault Way
Tinton Falls, New Jersey
07724
(Address of principal executive offices)
(Zip Code)

(732) 870-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition

On October 30, 2018, Commvault Systems, Inc. issued press releases announcing its financial results for the second fiscal quarter ended September 30, 2018 and related Commvault Advance Transformation Progress. A copy of these press releases and related earnings call presentation are attached hereto as Exhibits.

This information is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into filings under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

99.1 Earnings Press Release dated October 30, 2018
99.2 Commvault Advance Press Release dated October 30, 2018
99.3 Earnings Presentation dated October 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMVAULT SYSTEMS, INC.

Dated:	October 30, 2018	/s/ Brian Carolan
Brian Carolan Vice President and Chief Financial Officer